EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results For Third Quarter 2008

             Q3'08 Revenue Increases 76.6% to $40.3 Million

           Q3'08 Operating Income Grew 85.4% to $11.7 Million

    Q3'08 EPS of $0.13 On Net Income Growth of 110.9% to $5.9 Million

BUENOS AIRES, Argentina, Nov. 11, 2008 (GLOBE NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), host of the largest online commerce platform in Latin America, today reported financial results for its fiscal quarter ended September 30, 2008.

"During the third quarter, we continued to focus on our key strategic initiatives and on meeting the demands of our community of buyers and sellers. We are very pleased with the progress made in executing these initiatives, including launching a new version of our real estate classifieds portal, strengthening our management team, and acquiring and integrating the operations of DeRemate.com," said Marcos Galperin, MercadoLibre CEO. "We believe that the Latin American online market continues to offer solid opportunities for growth, and that MercadoLibre is in a unique position to capture those opportunities over the next several years. Our solid business model, strong balance sheet, disciplined approach to investments and expenses, and sustained focus on our users should enable us to create long term value for our stockholders."

Financial Results

Third Quarter Results

MercadoLibre reported consolidated net revenue for the three months ended September 30, 2008 of $40.3 million, a quarterly year over year revenue growth rate of 76.6%. Third quarter marketplace revenue grew 75.0% to $31.7 million from $18.1 million for the prior year third quarter. Payments revenues grew to $8.5 million for the third quarter, up 82.9% from $4.7 million for the same period during 2007.

Revenue growth was primarily driven by 49.4% and 87.0% growth over the same period during the prior year in gross merchandise volume and total payment volume respectively. Strong results in the classifieds and ad sales businesses as well as take-rate improvements during the quarter also contributed to revenue growth for the quarter.

Gross profit grew 79.2% to $32.1 million from $17.9 million in the prior year third quarter. Gross profit margin improved to 79.7% from 78.6% in the third quarter of 2007.

Income from operations grew 85.4% to $11.7 million from $6.3 million for the same period during 2007. Excluding certain long-term retention plan costs, income from operations would have grown 88.9% to $11.9 million.

Net income for the three-month period ended September 30, 2008 was $5.9 million, compared to $2.8 million during the same period of 2007, an increase of 110.9%. Excluding certain long-term retention plan costs net income for the period would have grown 117.7% to $6.1 million from $2.8 million for the same period during the previous year.

Earnings per share for the third quarter of 2008, both basic and diluted, were $0.13 earnings per share. Excluding certain long-term retention plan costs, earnings per share, both basic and diluted would have been $0.14 per share.

Nine-Month Results

Revenue for the nine months ended September 30, 2008 increased 77.9% to $103.6 million compared with $58.2 million for the prior year period.

Gross profit increased 79.9% to $82.5 million from $45.9 million from the prior year period, representing a gross profit margin of 79.7% for fiscal 2008 year to date, compared to 78.8% in 2007.

Income from operations increased 86.9% to $26.4 million from $14.1 million in the previous year. Income from operations includes $1.9 million of compensation costs related to the Classifieds Media Group (CMG) acquisition and $0.2 million of certain costs related to the company's long-term compensation plan. Excluding these charges, income from operations for the first nine months of 2008 would have grown 102.1% to $28.5 million.

Net income for the nine months ended September 30, 2008 was $10.9 million, compared to $4.4 million for the prior year period, an increase of 149.2%. Net income for the period excluding acquisition related compensation and certain long-term retention plan costs would have grown 197.4% to $13.0 million.

Earnings per share for the first nine months of 2008, both basic and diluted, were $0.25 earnings per share. Earnings per share for the same period, excluding acquisition related compensation and certain long-term retention plans costs would have been $0.29 earnings per share.

Key Performance Metrics

Following are highlights on certain key performance metrics for the third quarter ended September 30, 2008.

Registered Users -- New confirmed registered users, including the cumulative stock of users acquired through the purchase of DeRemate, for the three month period ended September 30, 2008 were 3.9 million, generating a cumulative confirmed registered user base of 32.0 million users as of September 30, 2008, an increase of 37.6% over the 23.3 million users registered as of September 30, 2007.

Transaction volume -- Gross merchandise volume was $590.1 million for the third quarter of 2008, a 49.4% growth from gross merchandise volume of $394.9 for the same period during 2007. MercadoLibre totaled 5.6 million successful items during the third quarter of 2008, 21.7% more than the 4.6 million successful items sold during the same period of 2007. Total payment volume was $81.5 million during the three-month period ending September 30, 2008, a growth of 87.0% over total payment volume of $43.6 million for the same period of 2007.

Conference Call and Webcast

MercadoLibre will host a conference call to discuss results for the quarter ending September 30, 2008 today at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing 719-325-4748. A live webcast of the conference call can be accessed at the company's investor relations website at http://investor.mercadolibre.com/. An archive will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

New confirmed registered users -- Measure of the number of new users who have registered on the MercadoLibre marketplace and confirmed their registration.

Total confirmed registered users -- Measure of the cumulative number of users who have registered on the MercadoLibre marketplace and confirmed their registration.

Gross merchandise volume -- Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Successful items -- Measure of the number of items that were sold/purchased through the MercadoLibre marketplace.

Total payment volume -- Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Operating income margin -- Income from operations as a percentage of net revenues.

Gross profit margin -- Gross profit as a percentage of net revenues.

About MercadoLibre

MercadoLibre is the largest online commerce platform in Latin America. We are market leaders in e-commerce in each of Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Uruguay and Venezuela, based on unique visitors and page views during the third quarter of 2008. Additionally, we have recently launched online trading platforms in Costa Rica, the Dominican Republic and Panama. With a population of over 550 million people and a region with one of the world's fastest-growing Internet penetration rates, we provide buyers and sellers a robust online trading environment that fosters the development of a large and growing e-commerce community. We offer a technological and commercial solution that addresses the distinctive cultural and geographic challenges of operating an online trading platform in Latin America.

The MercadoLibre, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4193

Non-GAAP Financial Measures

This press release includes financial measures defined as "non-GAAP financial measures" by the Securities and Exchange Commission (SEC). See "Non GAAP Measures of Financial Performance" for more information about these measures.

Forward-Looking Statements

Any statements contained in this press release that are not statements of historical fact, including statements about the company's beliefs and expectations, are forward-looking statements and should be evaluated as such. Such forward-looking statements reflect, among other things, the company's current expectations, plans, projections and strategies, anticipated financial results, future events and financial trends affecting the company's business, all of which are subject to known or unknown risk and uncertainties that may cause the company's actual results to differ materially from those expressed or implied by these forward-looking statements, including general market conditions, the failure of customary closing conditions, adverse changes in the company's markets and other risks disclosed in the company's filings with the Securities and Exchange Commission. Because of the risks, uncertainties and assumptions, investors should not place undue reliance on any forward-looking statements.

 Financial Tables:

                                        September 30      December 31
                                            2008              2007
                                        ------------      ------------
                Assets                  (Unaudited)         (Audited)
 Current assets:
  Cash and cash equivalents           $  10,403,585     $  15,677,407
  Short-term investments                 20,489,006        52,300,007
  Accounts receivable                     5,714,806         3,211,252
  Funds receivable from customers        34,893,877        29,162,763
  Prepaid expenses                          793,683           283,477
  Deferred tax assets                     3,784,991         3,445,101
  Other assets                            3,035,568           894,163
                                      -------------     -------------
     Total current assets                79,115,516       104,974,170
 Non-current assets:
  Long-term investments                   3,057,065         1,323,789
  Property and equipment, net             5,874,868         4,143,204
  Goodwill and intangible assets, net    80,592,075        23,428,646
  Deferred tax assets                            --           269,596
  Other assets                              485,237           353,395
                                      -------------     -------------
     Total non-current assets            90,009,245        29,518,630

     Total assets                     $ 169,124,761     $ 134,492,800
                                      =============     =============

     Liabilities and
      Shareholders' Equity
 Current liabilities:
  Accounts payable and
   accrued expenses                   $  18,067,876     $   9,278,138
  Funds payable to customers             18,983,336        16,418,177
  Social security payable                 5,227,666         3,778,236
  Taxes payable                           4,748,841         2,493,749
  Loans payable                          18,497,771         9,713,227
  Provisions                              1,012,021            69,979
                                      -------------     -------------
     Total current liabilities           66,537,511        41,751,506
 Non-current liabilities:
  Deferred tax liabilities                2,587,639                --
  Other liabilities                       1,129,760         1,068,155
                                      -------------     -------------
     Total non-current liabilities        3,717,399         1,068,155
     Total liabilities                $  70,254,910     $  42,819,661
                                      =============     =============

 Commitments and contingencies

 Shareholders' equity:

   Common stock, $0.001 par value,
    110,000,000 shares authorized,
    44,296,621 and 44,226,563 shares
    issued and outstanding at September
    30, 2008 and December 31, 2007,
    respectively                             44,297            44,227
   Additional paid-in capital           122,172,907       121,890,138
   Accumulated deficit                  (23,473,353)      (34,363,917)
   Accumulated other
    comprehensive income                    126,000         4,102,691
                                      -------------     -------------
     Total shareholders'
      equity                             98,869,851        91,673,139
                                      -------------     -------------

     Total liabilities
      and shareholders' equity        $ 169,124,761     $ 134,492,800
                                      =============     =============

                       Nine Months Ended        Three Months Ended
                          September 30             September 30
                  ------------------------- -------------------------
                      2008         2007         2008         2007
                  ------------ ------------ ------------ ------------
                          (Unaudited)              (Unaudited)
 Net revenues     $103,572,881 $ 58,232,755 $ 40,260,643 $ 22,800,130
 Cost of net
  revenues         (21,075,044) (12,369,310)  (8,153,862)  (4,882,048)
                  ------------ ------------ ------------ ------------
 Gross profit       82,497,837   45,863,445   32,106,781   17,918,082

 Operating
  expenses:
    Product and
     technology
     development    (5,218,502)  (3,157,033)  (1,744,608)  (1,154,317)
    Sales and
     marketing     (30,905,222) (19,629,001) (11,425,168)  (6,982,476)
    General and
     administra-
     tive          (18,088,234)  (8,970,232)  (7,261,068)  (3,483,918)
    Compensation
     Cost related
     to acquisi-
     tions          (1,919,870)          --           --           --
                  ------------ ------------ ------------ ------------
       Total
        operating
        expenses   (56,131,828) (31,756,266) (20,430,844) (11,620,711)
                  ------------ ------------ ------------ ------------
 Income from
  operations        26,366,009   14,107,179   11,675,937    6,297,371
                  ------------ ------------ ------------ ------------

 Other income
  (expenses):
    Interest
     income          1,350,068      872,207      330,139      352,968
    Interest ex-
     pense and
     other financ-
     ial charges    (3,453,671)  (1,688,275)  (1,132,524)    (700,631)
    Foreign curre-
     ncy loss       (5,689,938)  (1,806,520)  (2,648,584)    (802,348)
    Other
     expenses, net      41,874   (3,006,416)      39,587     (960,358)
                  ------------ ------------ ------------ ------------
 Net income before
  income / asset
  tax expense       18,614,342    8,478,175    8,264,555    4,187,002
                  ------------ ------------ ------------ ------------

 Income / asset
  tax expense       (7,723,778)  (4,107,628)  (2,388,763)  (1,401,528)
                  ------------ ------------ ------------ ------------
 Net income       $ 10,890,564  $ 4,370,547  $ 5,875,792 $  2,785,474
                  ============ ============ ============ ============

 Accretion of pre-
  ferred stock              --     (309,299)          --      (61,860)
                  ------------ ------------ ------------ ------------
 Net income avai-
  lable to common
  shareholders    $ 10,890,564  $ 4,061,248  $ 5,875,792 $  2,723,614
                  ============ ============ ============ ============

                       Nine Months Ended        Three Months Ended
                         September 30,            September 30,
                  ------------------------- -------------------------
                      2008         2007         2008         2007
                  ------------ ------------ ------------ ------------
 Basic EPS
    Basic net
     income per
     share        $       0.25 $       0.10 $       0.13 $       0.07
                  ============ ============ ============ ============

    Weighted ave-
     rage shares    44,255,985   18,214,978   44,290,540   27,538,652
                  ============ ============ ============ ============

 Diluted EPS

    Diluted net
     income per
     common share $       0.25 $       0.10 $       0.13 $       0.07
                  ============ ============ ============ ============
    Weighted ave-
     rage shares    44,374,124   18,608,181   44,379,682   27,685,028
                  ============ ============ ============ ============

                                        Nine Months Ended September 30
                                        ------------------------------
                                              2008             2007
                                           ----------      ----------
                                                   (Unaudited)
 Cash flows from operations:
   Net income                             $ 10,890,564   $  4,370,547
   Adjustments to reconcile net
    income to net cash provided
    by operating activities:
      Depreciation and amortization          2,475,850      1,667,918
      Interest expense                         (58,484)            --
      Realized gains on investments         (1,257,949)      (362,891)
      Unrealized  losses (gains)
       on investments                          246,050       (244,676)
      Stock-based compensation
       expense - stock options                   3,684         20,434
      Stock-based compensation
       expense - restricted shares              81,875          1,977
      Stock-based compensation
       Long Term Retention Plan                352,271             --
      Change in fair value of
       warrants                                     --      3,045,992
      Deferred income taxes                   (168,148)       739,893
      Changes in assets  and
       liabilities,  excluding
       the effect of
       acquisitions:
        Accounts receivable                  4,782,430       (182,658)
        Funds receivable from
         customers                          (8,984,163)    (4,987,925)
        Prepaid expenses                      (513,844)      (256,525)
        Other assets                        (1,358,459)      (571,221)
        Accounts payable and
         accrued expenses                    7,790,459      2,517,021
        Funds payable to customers           4,026,062      2,059,840
        Provisions                            (540,629)      (295,029)
        Other liabilities                   (1,696,567)       581,469
                                          ------------   ------------
          Net cash provided by
           operating activities             16,071,002      8,104,166
                                          ------------   ------------
  Cash flows from investing activities:
   Purchase of investments                 (59,614,525)   (49,916,141)
   Proceeds from sale and maturity
    of investments                          90,593,742      7,610,991
   Payment for businesses acquired,
    net of cash acquired                   (39,178,449)            --
   Purchase of intangible assets               (58,238)       (47,461)
   Purchases of property and
    equipment                               (3,869,309)    (2,061,477)
                                          ------------   ------------
         Net cash used in
          investing activities             (12,126,779)   (44,414,088)
                                          ------------   ------------
  Cash flows from financing activities:
   Increase in short term debt                  12,104      2,801,050
   Decrease in short term debt              (9,619,856)            --
   Loans paid                                       --     (9,000,000)
   Stock options exercised                      64,859         38,579
   Exercise of warrants                             --        749,991
   Issuance of common stock                         --     49,573,239
                                          ------------   ------------
  Net cash (used in) provided by
   financing activities                     (9,542,893)    44,162,859
                                          ------------   ------------
    Effect of exchange rate changes
     on cash and cash equivalents              324,848       (459,984)
                                          ------------   ------------
  Net (decrease) increase in cash
   and cash equivalents                     (5,273,822)     7,392,953
  Cash and cash equivalents,
   beginning of the year                    15,677,407      7,143,027
                                          ------------   ------------
  Cash and cash equivalents,
   end of the period                      $ 10,403,585   $ 14,535,980
                                          ============   ============

                                        Nine Months Ended September 30
                                        ------------------------------
                                           2008               2007
                                        ----------         ----------
                                                 (Unaudited)
 Supplemental cash flow information:
   Cash paid for interest                $    315,039    $    470,706
   Cash paid for income taxes               6,945,183       3,463,724
  Non-cash financing activities:
   Accretion of preferred stock          $         --    $    309,299
   Conversion of mandatorily
    redeemable convertible preferred
    stock into common stock                        --      64,385,844
   Reclassifications of warrants                   --       4,636,456

  Acquisition of DeRemate and
   Classified Media Group:
    Cash and cash equivalents            $    691,632    $         --
    Funds receivable from customers           117,473              --
    Accounts receivable                     6,755,668              --
    Tax Credits                               604,419              --
    Other current assets                      928,523              --
    Non current assets                        496,911              --
                                         ------------    ------------
    Total assets acquired                   9,594,626              --
                                         ------------    ------------
    Accounts payable and accrued
     expenses                               4,676,259              --
    Funds payable to customers                123,089              --
    Taxes payable                           1,181,607              --
    Social security payable                   395,112              --
    Other liabilities                       1,602,269              --
    Non current liabilities                    14,000              --
    Provisions                              1,506,447              --
                                         ------------    ------------
    Total liabilities assumed               9,498,783              --
                                         ------------    ------------
    Net assets acquired                        95,843              --
                                         ------------    ------------
    Goodwill                               52,949,111              --
    Trademarks                              5,622,188              --
    Customer lists                          1,227,600              --
    Non compete agreement                     573,484              --
    Deferred income tax on intangible
     assets                                (2,598,145)             --
                                         ------------    ------------
    Total purchase price                   57,870,081              --
                                         ------------    ------------
    Cash and cash equivalents acquired       (691,632)             --
                                         ------------    ------------

    Payment for businesses acquired,
     net of cash acquired                $ 39,178,449    $         --
                                         ============    ============

    Seller financing for DeRemate
     business acquisition                $ 18,000,000    $         --
                                         ============    ============

                       Three Months Ended September 30, 2008
           -----------------------------------------------------------
                                   Marketplaces
           -----------------------------------------------------------
                                                 Other
             Brazil     Argentina    Mexico     Countries    Total
           ----------- ----------- ----------- ----------- -----------

 Net
  revenues $14,922,939 $ 5,369,344 $ 3,560,840 $ 7,889,132 $31,742,255
 Direct
  costs    (10,316,048) (2,340,884) (2,023,418) (4,501,162)(19,181,512)
           ----------- ----------- ----------- ----------- -----------
 Direct
  contri-
  bution     4,606,891   3,028,460   1,537,422   3,387,970  12,560,743

                                           Payments       Consolidated
                                          -----------     -----------
 Net revenues                             $ 8,518,388     $40,260,643
 Direct costs                              (5,020,589)    (24,202,101)
                                          -----------     -----------
 Direct contribution                        3,497,799      16,058,542

 Operating expenses and
  indirect costs of
  net revenues                                             (4,382,605)
                                                          -----------
 Income from operations                                    11,675,937
                                                          -----------
 Other income (expenses):
  Interest income                                             330,139

  Interest expense and other
   financial results                                       (1,132,524)
  Foreign exchange                                         (2,648,584)
  Other expenses, net                                          39,587
                                                          -----------
 Net income before income / asset
  tax expense                                             $ 8,264,555
                                                          ===========

                       Three Months Ended September 30, 2007
           -----------------------------------------------------------
                                  Marketplaces
           -----------------------------------------------------------
                                                  Other
             Brazil     Argentina    Mexico     Countries     Total
           ----------- ----------- ----------- ----------- -----------

 Net
  revenues $ 9,735,433  $3,117,546  $2,480,155 $ 2,809,492 $18,142,626
 Direct
  costs     (6,275,225) (1,488,304) (1,699,950) (1,438,725)(10,902,204)
           ----------- ----------- ----------- ----------- -----------
 Direct
  contri-
  bution     3,460,208   1,629,242     780,205   1,370,767   7,240,422

                                           Payments       Consolidated
                                          -----------     -----------
 Net revenues                             $ 4,657,504     $22,800,130
 Direct costs                              (2,886,354)    (13,788,558)

 Direct contribution                        1,771,150       9,011,572

 Operating expenses and
  indirect costs of
  net revenues                                             (2,714,201)
                                                          -----------
 Income from operations                                     6,297,371
                                                          -----------

 Other income (expenses):
  Interest income                                             352,968
  Interest expense and other
   financial results                                         (700,631)
  Foreign exchange                                           (802,348)
  Other expenses, net                                        (960,358)
                                                          -----------
 Net income before income / asset
  tax expense                                             $ 4,187,002
                                                          ===========

                        Nine Months Ended September 30, 2008
           -----------------------------------------------------------
                                  Marketplaces
           -----------------------------------------------------------
                                                  Other
              Brazil    Argentina     Mexico    Countries     Total
           ----------- ----------- ----------- ----------- -----------

 Net
  revenues $40,447,913 $13,147,737  $9,609,505 $20,328,181 $83,533,336
 Direct
  costs    (26,239,812) (6,213,127) (6,230,842)(11,256,163)(49,939,944)
           ----------- ----------- ----------- ----------- -----------
 Direct
  contri-
  bution    14,208,101   6,934,610   3,378,663   9,072,018  33,593,392

                                           Payments       Consolidated
                                          -----------      -----------

 Net revenues                             $20,039,545     $103,572,881
 Direct costs                             (12,814,364)     (62,754,308)

 Direct contribution                        7,225,181       40,818,573

 Operating expenses and
  indirect costs of
  net revenues                                             (14,452,564)
                                                           -----------

 Income from operations                                     26,366,009
                                                           -----------

 Other income (expenses):
  Interest income                                            1,350,068
  Interest expense and other
   financial results                                        (3,453,671)
  Foreign exchange                                          (5,689,938)
  Other expenses, net                                           41,874
                                                           -----------
 Net income before income / asset
  tax expense                                              $18,614,342
                                                           ===========

                         Nine Months Ended September 30, 2007
           -----------------------------------------------------------
                                  Marketplaces
           -----------------------------------------------------------
                                                  Other
             Brazil     Argentina     Mexico    Countries     Total
           ----------- ----------- ----------- ----------- -----------

 Net
  revenues $26,306,517 $ 7,859,816 $ 6,917,780 $ 7,339,954 $48,424,067
 Direct
  costs    (16,638,220) (3,987,398) (4,498,440) (4,341,008)(29,465,066)
           ----------- ----------- ----------- ----------- -----------
 Direct
  contri-
  bution     9,668,297   3,872,418   2,419,340   2,998,946  18,959,001

                                           Payments       Consolidated
                                          -----------      -----------

 Net revenues                             $ 9,808,688     $58,232,755
 Direct costs                              (7,502,044)    (36,967,110)

 Direct contribution                        2,306,644      21,265,645

 Operating expenses and
  indirect costs of
  net revenues                                             (7,158,466)
                                                          -----------
 Income from operations                                    14,107,179
                                                          -----------

 Other income (expenses):
  Interest income                                             872,207
  Interest expense and other
   financial results                                       (1,688,275)
  Foreign exchange                                         (1,806,520)
  Other expenses, net                                      (3,006,416)
                                                          -----------
 Net income before income / asset
  tax expense                                             $ 8,478,175
                                                          ===========

Non-GAAP Measures of Financial Performance

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) Rules to supplement the company's consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP.

These measures are not in accordance with, or an alternative for, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with MercadoLibre's results of operations in conjunction with the corresponding GAAP measures.

Reconciliation to the nearest GAAP measure of all non-GAAP financial measures included in this press release can be found in the tables included at the end of this press release.

These non-GAAP measures are provided to enhance investors overall understanding of the company's current financial performance. Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain non-recurring compensation expenses that may not be indicative of its core operating results, thereby enhancing an investor's ability to make period over period comparisons of the company's results. The company believes the inclusion of non-GAAP measures provides consistency in the company's financial reporting and uses these measures in internal budgets and models and in determining executive compensation benchmarks.

In this press release MercadoLibre includes each of income from operations, net income and earnings per basic and diluted share for the nine month ended September 30, 2008 after excluding (or adding back) the following charge required by GAAP:

Compensation Costs Related to Acquisitions: This amount relates to the purchase price of the shares of CMG and its subsidiaries. Under EITF 95-8 "Accounting for Contingent Consideration Paid to the Shareholders of an Acquired Enterprise in a Purchase Business Combination", we have recognized a contingent consideration paid to former shareholders as compensation for services. Total compensation paid in cash amounts to $1,919,870, for the nine month period ended September 30, 2008. This compensation was paid out in the second quarter of 2008. The following tables show a reconciliation of this exclusion from the GAAP measures to the non GAAP measures.

Long term retention plan compensation: On August 8, 2008, the Board of Directors approved an employee retention program that will be payable 50% in cash and 50% in shares, in addition to the annual salary and bonus of certain executives. Payments will be made, in equal parts stock and cash, during the first quarter on annual basis according to the following vesting schedule: year 1 (2008): 17%, year 2 (2009): 22%, year 3 (2010): 27%, year 4 (2011): 34%.

As described above, these costs will be a recurring expense to the company over the life of the retention plan.

The U.S. GAAP compensation cost is recognized in accordance with the graded-vesting attribution method and is accrued up to each payment day. The non-GAAP measures for the third quarter of 2008 were calculated based on the simple vesting schedule described above, in which 17% of the cost of the plan vests during the first year. The following tables show a reconciliation of these non-GAAP financial measures to the nearest comparable GAAP measures.

 Reconciliation to Income from Operations and Operating Margin

                      Nine Months Ended         Three Months Ended
                        September 30               September 30
                  ------------------------- -------------------------
                      2008         2007         2008         2007
                  ------------------------- -------------------------

 Income from
  operations      $ 26,366,009 $ 14,107,179 $ 11,675,937 $  6,297,371
 Long term reten-
  tion plan com-
  pensation            220,392           --      220,392           --
 Compensation
  costs related to
  acquisitions       1,919,870           --           --           --
                  ------------------------- -------------------------
 Non-GAAP income
  from operations $ 28,506,271 $ 14,107,179 $ 11,896,329 $  6,297,371
                  ------------------------- -------------------------
 Non-GAAP income
  from operations
  margin                  27.5%        24.2%        29.5%        27.6%
                  ------------------------- -------------------------

 Depreciation and
  Amortization       2,475,850    1,667,918      955,148      566,867

                  ------------------------- -------------------------

 Non-GAAP EBITDA  $ 30,982,121 $ 15,775,097 $ 12,851,477 $  6,864,238
                  ------------------------- -------------------------
 Non-GAAP EBITDA
  operating margin        29.9%        27.1%        31.9%        30.1%
                  ------------ ------------ ------------ ------------

 Reconciliation of Net Income to Net Income before compensation cost

                 ------------------------- -------------------------
                       Nine Months Ended        Three Months Ended
                          September 30             September 30
                  ------------------------- -------------------------
                      2008         2007         2008         2007
                  ------------------------- -------------------------

 Net income       $ 10,890,564 $  4,370,547  $ 5,875,792  $ 2,785,474
 Long term reten-
  tion plan comp-
  ensation net of
  tax effect           188,867           --      188,867           --
 Compensation
  costs related to
  acquisitions       1,919,870           --           --           --
                  ------------------------- -------------------------
  Non-GAAP net
  income          $ 12,999,300 $  4,370,547 $  6,064,659  $ 2,785,474
                  ------------------------- -------------------------

 Basic net income ------------ ------------ ------------ ------------
  per common
  share:          $       0.25 $       0.10 $       0.13 $       0.07
                  ------------ ------------ ------------ ------------
 Non-GAAP basic
  net income per
  common share:   $       0.29              $       0.14
                  ------------ ------------ ------------ ------------

 Shares used in
  basic net income
  per share calcu-
  lation:           44,255,985   18,214,978   44,290,540   27,538,652
                  ------------ ------------ ------------ ------------

 Diluted net in-  ------------ ------------ ------------ ------------
  come per common
  share           $       0.25 $       0.10 $       0.13 $       0.07
                  ------------ ------------ ------------ ------------
 Non-GAAP diluted
  net income per
  common share:   $       0.29              $       0.14
                  ------------ ------------ ------------ ------------

 Shares used in
  diluted net in-
  come per share
  calculation:      44,374,124   18,608,181   44,379,682   27,685,028
                  ------------ ------------ ------------ ------------

 Reconciliation of Blended and Effective tax Rate including and excluding compensation cost

                      Nine Months Ended         Three Months Ended
                         September 30              September 30
                  ------------------------- -------------------------
                      2008         2007         2008         2007
                  ------------------------- -------------------------
 Income and asset
  tax expense     $  7,723,778 $  4,107,628 $  2,388,763 $  1,401,528
 Income taxes re-
  lated with long
  term retention
  plan compensa-
  tion                  31,526           --       31,526           --
                  ------------ ------------ ------------ ------------
 Non-GAAP income
  and asset tax
  expense         $  7,755,304 $  4,107,628 $  2,420,289 $  1,401,528
                  ------------ ------------ ------------ ------------

 Income before
  income taxes    $ 18,614,342 $  8,478,175 $  8,264,555 $  4,187,002
 Long term reten-
  tion plan comp-
  ensation             220,392           --      220,392           --
 Compensation
  costs related to
  acquisitions       1,919,870           --           --           --
                  ------------------------- -------------------------
 Non-Gaap income
  before income
  taxes           $ 20,754,605 $  8,478,175 $  8,484,948 $  4,187,002

 Blended tax rate ------------ ------------ ------------ ------------
  (1)                     41.5%        48.4%        28.9%        33.5%
                  ------------ ------------ ------------ ------------
 Non-GAAP Blended
  tax rate (1)            37.4%        48.4%        28.5%        33.5%
                  ------------ ------------ ------------ ------------

 Efective tax rate
  (2) (3)                 38.4%        40.9%        37.1%        38.2%
                  ------------ ------------ ------------ ------------
 Non-Gaap Efective
  tax rate (2) (3)        34.6%                     36.5%
                  ------------ ------------ ------------ ------------

 1 - Blended tax rate defined as income and asset tax expense as a percentage of income before income and asset tax
 2 - Effective income tax rate defined as the provision for income taxes as a percentage of income before income tax
 3 - The efective tax rate does not include the effect of the Mexican Tax call Impuesto Empresarial a Tasa Unica (IETU)

 Reconciliation of Net cash provided by operating activities and used in investing activities after excluding effect of compensation cost

                                            -------------------------
                                                 Nine Months Ended
                                                   September 30,
                                            -------------------------
                                                2008         2007
                                            -------------------------

 Net cash provided by operating activities  $ 16,071,003 $  8,104,166
 Compensation costs related to acquisitions    1,919,870           --
                                            -------------------------
 Non-GAAP net cash provided by operating
  activities                                $ 17,990,873 $  8,104,166
                                            -------------------------
 Net cash used in investing activities      $(12,126,779)$(44,414,088)
 Purchase of intangible assets                (1,919,870)          --
                                            -------------------------
 Non-GAAP net cash used in investing
  activities                                $(14,046,649)$(44,414,088)
                                            -------------------------

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